UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported): December 21, 2005

Emerson Electric Co.

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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change. Trailing 3-month average versus prior year.)

	Sept ’05	Oct ’05	Nov ’05
Process Management	+10 to +15	>20+	+10 to +15
Industrial Automation	+10 to +15	+10 to +15	+5 to +10
Network Power	>20+	>20+	+15 to +20
Climate Technologies	>20+	>20+	>20+
Appliance and Tools	0 to +5	+5 to +10	+5 to +10
Total Emerson	+15	+15 to +20	+10 to +15

November 2005 Order Comments:

Orders remained strong as end market dynamics continued to be favorable across the business segments. Unfavorable currency exchange rates reduced orders by approximately 3 percentage points.

Process Management order levels remained strong as the key end markets served continued to spend capital and generate order growth for this segment.

Orders for Industrial Automation were led by continued capital spending and industrial demand in North America.

Network Power orders continued at high levels due primarily to strong growth from both the power systems business and the embedded power business.

Orders for Climate Technologies remained very strong with the compressor business leading the growth. Comparisons to prior year have become easier and demand in the residential air-conditioning business is being driven by 10 SEER orders ahead of the transition to 13 SEER.

Appliance and Tools segment orders remained solid with growth led by the tools and storage businesses and modest growth in the motors business as well.

Upcoming Investor Events:

On Tuesday, February 7, 2006, Emerson will issue the Company’s first quarter 2006 results. Emerson senior management will discuss the results during an investor conference call that will be held the same day. The call will begin at 2:00 p.m. Eastern Standard Time (1:00 p.m. Central Standard Time).

All interested parties may listen to the live conference call via the Internet by going to the Investor Relations area of Emerson's Web site at www.gotoemerson.com/financial and completing a brief registration form. A replay of the conference call will be available for the next three months at the same location on the Web site.

February 10, 2006 – Emerson’s Annual Investment Community Update

Location: New York City
Time: 8:00 a.m. to 11:30 a.m. EST

Presentation and Web-cast: Access to the Web-cast and presentations will be available in the Investor Relations area of Emerson’s Web site at www.gotoemerson.com/financial at the time of the event.

Updates and further details on these and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate Web site as they occur.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO.
(Registrant)

Date: December 21, 2005	By:	/s/ H. M. Smith
H. M. Smith
Assistant General Counsel and
Assistant Secretary

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